___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2014

FUELSTREAM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-14477	87-0561426
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

510 Shotgun Road, Suite 110 Fort Lauderdale, Florida		33326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 423-5345

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2014, Robert Catala was dismissed as interim the Chief Executive Officer and Secretary of Fuelstream, Inc. (the “Company”). Mr. Catala was appointed to these positions on July 1, 2013.

Also on April 3, 2013, John D. Thomas was appointed the Company’s interim Chief Executive Officer and Secretary. A summary of the background and business experience of Mr. Thomas is as follows:

John D.Thomas. Mr. Thomas, age 41, has practiced law specializing in general corporate law, securities, and mergers and acquisitions for his law firm, John D. Thomas P.C. since June, 2003. From September, 2013 through December, 2013, Mr. Thomas served on the Board of Directors of Helmer Directional Drilling Corp, a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. From March 2008 until March 2012, Mr. Thomas served as a member of the board of directors and chairman of the audit committee of Bayhill Capital, Inc. (BYHL.OB), a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. From July, 2009 to May, 2011, Mr. Thomas served as a member of the board of directors of Vican Resources, Inc. (OTC: VCAN), a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. Since August 2009, Mr. Thomas has been a member of the board of directors of London Pacific & Partners, Inc. (OTC: LDPP), a Los Angeles and London-based investment and advisory firm specializing in healthcare and hospitality finance. In August, 2009, Mr. Thomas entered into a settlement with the Commodity Futures Trading Commission wherein Mr. Thomas consented to an order of permanent injunction from his future involvement in commodity pools trading and commodities operations. Mr. Thomas holds a Juris Doctor degree from Texas Tech University School of Law and is licensed to practice law in Texas and Utah.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 4, 2014, the Board of Directors of the Company, amended and restated its Certificate of Incorporation providing for an increase in the number of authorized shares of common stock from 300,000,000 to 750,000,000 shares. The amended and restated Certificate of Incorporation of the Company is attached as an Exhibit to this Current Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 4, 2014, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved a restatement of the Company’s Certificate of Incorporation as more particularly described in Item 5.03 above. The purpose of the restatement of the Articles of Incorporation was to increase the number of authorized shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Certificate of Incorporation of Fuelstream, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuelstream, Inc.

Date: April 8, 2014	By:	/s/ John D. Thomas
John D. Thomas Chief Executive Officer